Exhibit 99.1

Slide Presentation of Greater Bay Bancorp as of December 31, 2005

1 Greater Bay Bancorp Greater Bay Bancorp Investor Presentation Investor Presentation March 2006 March 2006

Greater Bay Bancorp
Greater Bay Bancorp
Certain matters discussed in this press release constitute forward-looking statements
within the meaning of the Private Securities Litigation Reform Act of 1995. These
forward looking statements relate to the Company’s current expectations regarding
future operating results, net interest margin, net loan charge-offs, asset quality, level
of loan loss reserves, growth in loans and deposits and the strength of the local
economy. These forward looking statements are subject to certain risks and
uncertainties that could cause the actual results, performance or achievements to
differ materially from those expressed, suggested or implied by the forward looking
statements. These risks and uncertainties include, but are not limited to: (1) the
impact of changes in interest rates, a decline in economic conditions at the local,
national and international levels and increased competition among financial service
providers on the Company’s results of operations and the quality of the Company’s
earning assets; (2) government regulation, including ABD’s receipt of requests for
information from state insurance commissioners and subpoenas from state attorneys
general related to the ongoing insurance industry-wide investigations into contingent
commissions and override payments; and (3) the other risks set forth in the
Company‘s reports filed with the Securities and Exchange Commission, including its
Annual Report on Form 10-K for the year ended December 31, 2004. Greater Bay
does not undertake, and specifically disclaims, any obligation to update any forward-
looking statements to reflect occurrences or unanticipated events or circumstances
after the date of such statements.

Company Profile
Company Profile
As of December 31, 2005
As of December 31, 2005
1.27% / 13.5% Q4 ROA / ROCE
$1.37 billion
Market Capitalization (2)
$668 million Common Equity
49.9 million Common Shares Outstanding
$0.39 / $1.55 Q4/FY05 Diluted EPS
$22.8 / $92.9 million Q4/FY05 Net Income
$4.6 billion
Core Deposits (1)
$7.1 billion Total Assets
(1) Excludes brokered and wholesale institutional deposits
(2) As of February 1, 2006

Investment Rationale
Investment Rationale
•
Largest independent banking franchise in Northern
California operating in lucrative San Francisco Bay Area
regional market.
•
Established track record as acquirer of choice.
•
Proven record of organic growth and in-market
expansion.
•
Diversified provider of financial services in four distinct
business areas.
•
Mitigates geographic concentration of banking
business and sector-specific earnings volatility.
•
Reduces spread income dependence.

Investment Rationale
Investment Rationale
•
Strong financial fundamentals and sound credit metrics.
•
Experienced and proven executive management team.
•
Leading to long-term record of superior shareholder
return.

6 An Exceptional Regional Market An Exceptional Regional Market

7 Greater San Francisco Bay Area Greater San Francisco Bay Area

Greater San Francisco Bay Area Profile
Greater San Francisco Bay Area Profile
•
Recognized global leadership in technological innovation,
advancement, and growth.
•
Unmatched concentration of venture capital funding
and investment.
•
Entrepreneurial spirit and results-oriented ethic.
•
Highest levels of worker productivity and per capita
income in the nation.
•
Highest level of workforce education in the nation.
•
Exceptionally strong international trade position.

9 Diversified Financial Services Diversified Financial Services Provider Provider

Diversified Financial Services Provider
Diversified Financial Services Provider
* Includes Lucini/Parish which was acquired May, 2005.
Loans of $3.0 billion
Core deposit of $4.6 billion
12 distinct community
bank brands
40 offices
Relationship based
Centralized operations,
international and cash
management support
Regional in scope
Regional
Community Banking
Assets of $1.5 billion
Commercial finance to
health care businesses
Small ticket leasing
Factoring and asset
based lending
SBA lending
National in scope
Specialty Finance
Annual premiums
of $2.2 billion
2005 annual revenues
of $154 million*
Offering P&C, D&O,
employee benefits, risk
management services
No underwriting risk
Western U.S. in scope
Insurance Brokerage
Trust and private
banking
AUM in excess of $600
million
Regional in scope
Wealth Management
Greater Bay Bancorp

11 Regional Community Banking Regional Community Banking

Regional Community Banking Business
Regional Community Banking Business
•
Operating 12 separate business dbas under single
consolidated charter – 40 office locations throughout the
Greater Bay Area.
•
Common data processing platform, credit policies and
operating procedures – served and supported by single
administrative staff.
•
Relationship focused:
•
Loans: Commercial ($500M-5MM), CRE ($1-10MM),
and construction ($1-10MM) credit opportunities.
•
Deposits: Full suite of business and personal
products.
•
Local people in local markets making local decisions
based upon local knowledge.

13 Greater Bay Community Banking - Greater Bay Community Banking - Today Today

Community Banking Group Profile
Community Banking Group Profile
Note:  Figures shown as of 12/31/05.
Total Loans:       $3.0 billion
Core Deposits:   $4.6 billion
Mid-Peninsula Bank
Peninsula Bank of
Commerce
Bay Area Bank
Peninsula/
San Mateo County
Cupertino National
Bank
San Jose National
Bank
Bank of Santa Clara
Santa Clara
County
Golden Gate Bank
Greater Bay Bank-
Marin
San Francisco/
Marin Counties
Bay Bank of
Commerce
Greater Bay Bank-
Fremont
Alameda
County
Mt. Diablo National
Bank
Greater Bay Bank-
Walnut Creek
Contra Costa
County
Coast Commercial
Bank
Greater Bay Bank-
Carmel
Santa Cruz/
Monterey Counties
Bank of Petaluma
Sonoma
County
Community
Banking
Group

15 Client-Centric Banking Model Client-Centric Banking Model Install Sell Service Craft Locate and Diagnose 1 5 4 2 3 Client Link and Build 6 Relationship Management Business Development

Business Development Group Initiatives
Business Development Group Initiatives
•
Proven executive hired in Q4 to develop and manage group.
•
Modeling, tracking, and compensation plans completed.
•
Five proven BDOs recruited to date.
•
Including top Northern California performers from two
major competitors.
•
And virtually all from large bank sources.
•
Targeted to grow to 12 BDOs by mid-year.
•
And to total of 18 by YE 06.
•
Each producer modeled to generate $25MM in annual
loan/line commitments.
•
Commercial and owner-occupied CRE in nature.
•
Target size of $1-5MM per loan commitment.

Core Deposit Balances
Core Deposit Balances
(1) (1)
$4.43
$4.56
$4.81
$4.75
$4.55
$4.58
$4.56
$0.00
$2.00
$4.00
$6.00
2002 2003 2004 Q1 '05 Q2 '05 Q3 '05 Q4 '05
($ in Billions)
(1) Core deposits exclude brokered and wholesale institutional deposits.

(1) Core deposits exclude brokered and wholesale institutional deposits.
By Region By Type
Demand
24%
MMDAs
40%
Savings &
NOW
26%
Other Time
Deposits
3%
Time
Deposits
>$100
7%
San Mateo
26%
Contra
Costa
12%
Sonoma
5%
Santa
Clara
40%
Santa Cruz
&
Monterey
6%
Alameda
4%
Marin
2%
San
Francisco
5%
Core Deposit Composition
Core Deposit Composition
(1) (1)
As of December 31, 2005
As of December 31, 2005

Cumulative Change in Cost of Interest-Bearing Core
Cumulative Change in Cost of Interest-Bearing Core
Deposits vs. Change in Three-Month Libor
Deposits vs. Change in Three-Month Libor
0.00%
1.00%
2.00%
3.00%
4.00%
'12/31/03 '12/31/04 '12/31/05
GBBK IB Core Three-Month Libor
Cumulative
%Change

20 Specialty Finance Specialty Finance

Specialty Finance Business
Specialty Finance Business
•
Collection of discrete businesses focused on acquisition and
servicing/sale of value-based assets where execution,
efficiency, standardization, and productivity are essential to
optimizing profitability.
•
Transaction rather than relationship-based.
•
Relationships essentially limited to intermediaries who
source the business (dealers, distributors, etc.).
•
Mandate to compete at high end of credit quality spectrum.
•
No deviation from target borrower – very disciplined.
•
Intense focus on perpetual growth of credit risk knowledge and
on automation-based underwriting as core strategic elements.

Specialty Finance Group Profile
Specialty Finance Group Profile
Note: Figures as of 12/31/05.
Total Assets:       $1.5 billion
Professional dental
and veterinary term
commercial financing
National in scope
Matsco
Small-ticket leasing
National in scope
Greater Bay
Capital
Factoring and asset-
based lending
National in scope
Greater Bay
Funding
504 and 7(A) business
sourced direct and via
community banks
Regional in scope
SBA
Lending
Start-up venture aimed
at brokering or retaining
high quality SFD REL
Regional in scope
Residential
Mortgage Lending
Specialty
Finance
Group

Specialty Finance Group Loan Growth
Specialty Finance Group Loan Growth
By Business Line –
By Business Line –
12/31/05 vs. 12/31/04
12/31/05 vs. 12/31/04
$1,456.5
28.9
254.5
107.7
180.1
$885.3
12/31/05
18% $217.4 $1,239.1 Group Total
NM 28.9 0.0 Residential Lending
12% 26.3 228.2 SBA Lending
2% 2.1 105.6 Greater Bay Funding
38% 49.2 130.9
Greater Bay Capital
(1)
14% $110.9 $774.4 Matsco
% Growth Change 12/31/04
($ in Millions)
(1) Excludes operating lease totals of $65.4 million at 12/31/05 and $56.8 million at 12/31/04.

24 Credit Portfolio Profile Credit Portfolio Profile

$-
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
$4.5
$5.0
2001 2002 2003 2004 Q1 2005 Q2 2005 Q3 2005 Q4 2005
CRE Construction and Land
Commercial-SBA & Community Banking Commercial-Matsco/GBC/GBBF
SNC/Residential/All Other
Core Loan Portfolio Composition*
Core Loan Portfolio Composition*
Combined Community Banking and Specialty Finance
Combined Community Banking and Specialty Finance
($ in Billions)
*  Excludes purchased loans
*  Gross of Deferred Fees & Discounts
$4.51         $4.81        $4.55        $4.47         $4.43 $4.48        $4.44         $4.49
14%
13%
26%
16%
31%
11%
17%
24%
15%
34%
10%
19%
23%
12%
36%
10%
23%
21%
11%
36%
9%
24%
22%
11%
35%
9%
24%
24%
12%
30%
9%
25%
23%
14%
29%
9%
26%
24%
14%
27%

Commercial Real Estate Portfolio Composition
Commercial Real Estate Portfolio Composition
As of December 31, 2005
As of December 31, 2005
Office
35%
Retail
18%
Industrial
14%
Other
9%
1-4SFR
5%
Warehouse
4%
Self Storage
2%
Multifamily
4%
R&D
4%
Hotel/Motel
5%
Alameda
12%
San
Francisco
8%
Santa Cruz
5%
Sonoma
6%
Other
8%
Solano
0%
Sacramento
1%
Contra Costa
6%
Marin
6%
Monterey
2%
San Mateo
12%
Santa Clara
34%
By Type By County
Total - $1.5 Billion

CRE Loan Outstandings by Vintage
CRE Loan Outstandings by Vintage
12%
10%
9%
10%
18%
14%
11%
16%
$0
$100
$200
$300
Pre 1999 1999 2000 2001 2002 2003 2004 2005
($ in Millions)
Total Outstandings = $1.5 billion

Bay Area Office Market
Bay Area Office Market
Rental and Vacancy Trends
Rental and Vacancy Trends
Source: BT Commercial
$0.00
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
1999 2000 2001 2002 2003 2004 2005
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
Avg Rent Vacancy

Construction Loan Portfolio
Construction Loan Portfolio
2002 vs. 2005
2002 vs. 2005
2002 2005
1-4 SFR
38%
Multifamily
18%
Office
29%
Industrial
1%
Self Storage
3%
Retail
2%
Other
9%
1-4 SFR
49%
Multifamily
36%
Office
7%
Industrial
1%
Self Storage
1%
Retail
3%
Other
3%
Total - $557 Million Total - $501 Million

Construction Loan Portfolio Composition
Construction Loan Portfolio Composition
As of December 31,  2005
As of December 31,  2005
By County
Santa Clara
22%
San Mateo
16%
San
Francisco
13%
Contra Costa
13%
Alameda
9%
Santa Cruz
9%
Sonoma
2%
San
Bernadino
3%
Placer
0%
Other
6%
Sacramento
5%
Marin
2%
Total - $501 Million

43%
17%
20%
19%
1%
< 60% 60-65% 65-70% 70-75% 75-80%
By LTV By Total Commitment
Total - $470 Million
1-4 Family Construction Loan Portfolio Commitments
1-4 Family Construction Loan Portfolio Commitments
As of 12/31/05
As of 12/31/05
48%
21%
12%
3%
7%
9%
Under $5MM $5-10MM $10-15MM
$15-20MM $20-25MM Over $25MM

32 Commercial Insurance Commercial Insurance Brokerage Brokerage

Commercial Insurance Services Business
Commercial Insurance Services Business
• Acquired ABD Insurance and Financial Services in March 2002 –
a highly-respected provider of commercial insurance brokerage
and risk management services.
• Largest brokerage firm headquartered on the West Coast and 15
th
largest in the nation.
(1)
• And 4
th
largest bank-owned firm in the country.
• Diversified property and casualty (65%) and employee benefit
(35%) revenue streams.
• Key strengths in technology, biotech, wine, construction, and
agribusiness industry sectors.
(1) Source: Business Insurance Magazine – July 18, 2005

• Strategic focus on disciplined expansion (via organic growth
and acquisitions) into key western regional markets.
• To leverage existing lines of business expertise – and to
develop enhanced “provider-of-choice” branding and
pricing positions.
• Highly successful expansion into Seattle is indicative of
both capabilities and expectations.
• Completed acquisition of highly regarded Lucini/Parish
firm in Nevada – May 1, 2005
Commercial Insurance Services Business
Commercial Insurance Services Business

35 Commercial Insurance Services Group Commercial Insurance Services Group 2005 Premium Volume: $2.2 billion 2005 Commission & Fee Revenue: $154.4 million

Increased Non-Interest Revenue Contribution*
Increased Non-Interest Revenue Contribution*
*    As a result of the ABD acquisition in March 2002, the Company’s 2002 results included 10 months of insurance
commissions and fees totaling $88.5 million.
17.7%
13.3%
25.0%
11.4%
27.6%
11.7%
30.7%
13.2%
2002 2003 2004 2005
ABD Other Fee-Based
40%
31%
37%
44%

37 Sound Credit Metrics Sound Credit Metrics

38 Net Total Charge-Offs Net Total Charge-Offs 2002-2005 2002-2005 $54.8 $31.6 $17.7 $14.8 $0 $10 $20 $30 $40 $50 $60 $70 2002 2003 2004 2005 ($ in Millions)

Net Charge-Offs by Loan Type
Net Charge-Offs by Loan Type
2002 to 2005
2002 to 2005
$0
$5
$10
$15
$20
2002 $17.5 $13.8 $13.5 $9.5 $0.5
2003 $9.6 $10.3 $5.6 $5.2 $0.9
2004 $6.6 $3.0 $3.0 $4.6 $0.5
2005
$4.6 $0.0 $2.1 $2.7 $5.4
Matsco SNC C & I
CRE &
Construction
Consumer
($ in millions)

Non-Performing Assets by Loan Type
Non-Performing Assets by Loan Type
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
3/31/04 6/30/04 9/30/04 12/31/04 3/31/05 6/30/05 9/30/05 12/31/05
CRE Const./Land Commercial Corp. Finance Matsco/GBC All Other
$49
$42
$59
$44
($ in millions)
$53
$88*
$73*
$68*
* Includes single borrowing relationship representing $41.6MM at 6/30/05, $36.6MM at 9/30/05 and $33.3MM 12/31/05.

41 Allowance and Charge-Off Levels Allowance and Charge-Off Levels 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% GBBK Annualized Net Charge-Off Rate GBBK Allowance as % of Loans Peer Allowance as % of Loans

42 Strong Financial Indicators Strong Financial Indicators

Capital Strength
Capital Strength
13.2%
11.9%
10.3%
7.0%
2005
14.3% 14.1% 10.0% Total Risk-Based Capital
13.0% 12.9% 6.0% Tier 1 Risk-Based Capital
10.7% 10.0% 5.0% Leverage Ratio
7.7% 7.1% n/a Tang.Equity/Tang. Assets (1)
2004 2003
Regulatory Well-
Capitalized Standard
Capital Ratios
(1) Common equity plus preferred stock less intangible assets divided by tangible assets.

4.29%
4.45%
5.29%
5.56%
4.86%
4.52%
4.20%
4.36%
4.35%
4.37%
6.00%
5.75%
8.50%
9.50%
5.00%
4.25%
4.00%
5.25%
6.75%
7.25%
2%
4%
6%
8%
10%
12/99 12/00 12/01 12/02 12/03 12/04 03/05 06/05 09/05 12/05
GBBK's Avg. Margin Prime Rate
Net Interest Margin Levels
Net Interest Margin Levels

Interest Rate Risk Profile
Interest Rate Risk Profile
• Greater Bay is fundamentally neutral with current slight
bias to net asset-sensitive position.
• Balance sheet actively managed to sustain slightly net
asset sensitive position
• $1.9 billion of indexed loans that adjust with market
rate movements.
• Restrained upward deposit pricing.
• Wholesale financing duration extensions.
• Investment portfolio continues to be managed for minimal
credit and controlled extension risk.

46 Quality Management Quality Management

Experienced and Committed
Experienced and Committed
Management Team
Management Team
Stanford University, Bank of
America, EurekaBank
Peggy Hiraoka Human Resources
ABD, Minet, COMPRO Dan R. Francis Insurance Brokerage
Wells Fargo, ATT Capital Keith Wilton Specialty Finance
Wells Fargo Colleen M. Anderson Community Banking
Cal Fed, OTS Kenneth Shannon Chief Risk Officer
Bank of America James S. Westfall Chief Financial Officer
Wells Fargo, Bank of America,
EurekaBank
Byron A. Scordelis Chief Executive Officer
Experience Name Officer

48 Focus on the Future Focus on the Future

2005 Accomplishments of Note
2005 Accomplishments of Note
• Continuation of solid and quality growth realized in specialty finance
and commercial insurance brokerage businesses.
• Successful strategic insurance acquisition completed.
• Expansion of GBC franchise sustained.
• Community bank charter consolidation and deposit pricing
standardization seamlessly executed.
• Repositioning of community bank asset portfolio proceeding in concert
with stated objectives.
• Balance migration from CRE to construction.
• BDO initiative established and growing.
• Key risk and control metrics favorably reflect devotion of focus and
resources.
• Credit quality trends sustainably strengthening.
• SOX compliance efforts consistent with control-based ethic.

Key Objectives
Key Objectives
• Restore and drive top-line revenue growth.
• Quality loan and deposit growth in target product types
and client profiles.
• Focus on C&I, construction, and specialty finance
asset areas.
• Continued acceleration of insurance and other fee
revenue sources.
• Redoubled focus on pricing disciplines.
• Achieve and sustain increased cost efficiency.
• Rationalize responsibilities and structures.
• Realize growth without added recurring cost.

52
Key Objectives
Key Objectives
• Pursue expansion of all existing business lines.
• Be regarded as “best of breed” in all control endeavors.
• Regulatory, compliance, accounting, SOX, and
enterprise-wide risk management.
• Portfolio concentration and credit quality.
• Interest-rate risk management.
• Be an active force for positive change in the communities
that we serve.

Outlook for 2006
Outlook for 2006
Our full year guidance for 2006 is as follows:
•
Core Loan Growth
–
based on the current forecast of moderate economic growth
in our primary market area coupled with a planned increase in our lending and
relationship management staff, we anticipate core loan portfolio growth in the mid
to high single digit range, with this growth concentrated in the second half of the
year.
•
Core Deposit Growth
–
we anticipate core deposit growth in the mid single digits,
and intend to adjust our use of institutional time deposits and other non-
relationship funding sources to meet funding needs not satisfied by core deposit
and capital funding sources.
•
Credit Quality
–
based on our continued aggressive credit risk management and
the current economic outlook, we anticipate net charge-offs from 25 basis points to
35 basis points of average loans outstanding.
•
Net Interest Margin
–
based on the
Company’s
anticipated core loan and deposit
growth and its slightly net asset interest rate sensitivity position, we expect the
margin to fluctuate in the 4.20% to 4.40% range.

53 Focus on Shareholder Value Focus on Shareholder Value

54 GBBK Share Price Performance GBBK Share Price Performance 0% 100% 200% 300% 400% 500% 600% 700% 800% GBBK S&P Bank Index S&P 500 Nasdaq Bank Index

Schedule A –
Schedule A –
Custom Peer Group
Custom Peer Group
Allfirst Financial, Inc. Fulton Financial Corporation
Associated Banc-Corp
Greater Bay Bancorp
BancorpSouth, Inc. Hibernia Corporation
Bank of Hawaii Corporation Hudson United Bancorp
BOK Financial Corporation International Bancshares Corporation
Bremer Financial Corporation Mercantile Bankshares Corporation
Central Bancompany Old National Bancorp
Citizens Banking Corporation Provident Financial Group, Inc.
City National Corporation RBC Centura Banks, Inc.
Colonial BancGroup, Inc. Riggs National Corporation
Commerce Bancorp, Inc. Sky Financial Group Inc.
Commerce Bancshares, Inc. South Financial Group, Inc. (The)
Community First Bankshares, Inc. Southwest Bancorporation of Texas, Inc.
Cullen/Frost Bankers, Inc. Susquehanna Bancshares, Inc.
F.N.B. Corporation Synovus Financial Corp.
FBOP Corporation TCF Financial Corporation
First Banks, Inc. Trustmark Corporation
First Citizens BancShares, Inc. UMB Financial Corporation
First Midwest Bancorp, Inc. United Bankshares, Inc.
First National of Nebraska, Incorporated Valley National Bancorp
Whitney Holding Corporation Firstbank Holding Company of Colorado
Wilmington Trust Corporation FirstMerit Corporation


Sonoma
Napa
Marin
Contra Costa
San Francisco
Alameda
San
Mateo
Santa Clara
Santa Cruz
Monterey


Sonoma
Napa
Marin
Contra Costa
San Francisco
Alameda
San
Mateo
Santa Clara
Santa Cruz
Monterey


Sonoma
Napa
Marin
Contra Costa
San Francisco
Alameda
San
Mateo
Santa Clara
Santa Cruz
Monterey


Sonoma
Napa
Marin
Contra Costa
San Francisco
Alameda
San Mateo
Santa Clara
Santa Cruz
Monterey










BOP
GBB
BBC
MDNB
GGB
PBC
BAB
MPB
SJNB
BSC
CNB
CCB


BOP
GBB
GGB
PBC
BAB
MPB
BBC
MDNB
SJNB
BSC
CNB
CCB


BOP
GBB
GGB
PBC
BAB
MPB
BBC
MDNB
SJNB
BSC
CNB
CCB


BOP
GBB
GGB
PBC
BAB
MPB
BBC
MDNB
SJNB
BSC
CNB
CCB



















































































Rent Per SF
Vacancy Rate


Rent Per SF
Vacancy Rate


Rent Per SF
Vacancy Rate


Rent Per SF
Vacancy Rate







































ABD Insurance and Financial Services
Bay Area
Sacramento
Additional Major Western Regional Markets
Los Angeles/ Southern CA
Seattle
Reno


ABD Insurance and Financial Services
Bay Area
Sacramento
Additional Major Western Regional Markets
Los Angeles/ Southern CA
Seattle
Reno


ABD Insurance and Financial Services
Bay Area
Sacramento
Additional Major Western Regional Markets
Los Angeles/ Southern CA
Seattle
Reno


ABD Insurance and Financial Services
Bay Area
Sacramento
Additional Major Western Regional Markets
Los Angeles/ Southern CA
Seattle
Reno


Non-Interest Income as % of Total Revenue



Non-Interest Income as % of Total Revenue


Non-Interest Income as % of Total Revenue


Non-Interest Income as % of Total Revenue



























% of Loans
'3/01
'6/01
'9/01
'12/01
'3/02
'6/02
'9/02
'12/02
'3/03
'6/03
'9/03
'12/03
'3/04
'6/04
'9/04
'12/04
'3/05
'6/05
'9/05
'12/05


% of Loans
'3/01
'6/01
'9/01
'12/01
'3/02
'6/02
'9/02
'12/02
'3/03
'6/03
'9/03
'12/03
'3/04
'6/04
'9/04
'12/04
'3/05
'6/05
'9/05
'12/05



% of Loans
'3/01
'6/01
'9/01
'12/01
'3/02
'6/02
'9/02
'12/02
'3/03
'6/03
'9/03
'12/03
'3/04
'6/04
'9/04
'12/04
'3/05
'6/05
'9/05
'12/05


% of Loans
'3/01
'6/01
'9/01
'12/01
'3/02
'6/02
'9/02
'12/02
'3/03
'6/03
'9/03
'12/03
'3/04
'6/04
'9/04
'12/04
'3/05
'6/05
'9/05
'12/05










Cumulative Appreciation
11/27/1996
1997
1998
1999
2000
2001
2002
2003
2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005


Cumulative Appreciation
11/27/1996
1997
1998
1999
2000
2001
2002
2003
2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005



Cumulative Appreciation
11/27/1996
1997
1998
1999
2000
2001
2002
2003
2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005



Cumulative Appreciation
11/27/1996
1997
1998
1999
2000
2001
2002
2003
2004
Q1 2005
Q2 2005
Q3 2005
Q4 2005